UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

PHARMACYLCICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Pharmacyclics, Inc. submitted eight abstracts to the American Society of Hematology (“ASH”) which summarize data on PCI-32765 to be presented at their annual meeting in San Diego which starts December 10, 2011. On November 7, 2011, the ASH released such abstracts to the public by posting them on its website. The eight abstracts are:

•	The Bruton’s Tyrosine Kinase Inhibitor PCI-32765 Is Highly Active As Single-Agent Therapy in Previously-Treated Mantle Cell Lymphoma (MCL): Preliminary Results of a Phase II Trial

•
The Bruton’s Tyrosine Kinase (BTK) Inhibitor PCI-32765 Induces Durable Responses in Relapsed or Refractory (R/R) Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Follow-up of a Phase Ib/II Study

•	The Bruton’s Tyrosine Kinase (BTK) Inhibitor PCI-32765 Modulates Chronic Active BCR Signaling and Induces Tumor Regression in Relapsed/Refractory ABC DLBCL

•
Targeting Bruton’s Tyrosine Kinase with PCI-32765 Blocks Growth and Survival of Multiple Myeloma and Waldenström Macroglobulinemia via Potent Inhibition of Osteoclastogenesis, Cytokines/Chemokine secretion, and Myeloma Stem-like Cells in the Bone Marrow Microenvironment

•	The Bruton Tyrosine Kinase Inhibitor, PCI-32765, Inhibits Activation and Proliferation of Human Chronic Lymphocytic Leukemia Cells in the NSG Xenograph Mouse Model of the Tissue Microenvironment

•	Btk Inhibitor, PCI-32765, Delays CLL Progression in a TCL1 Adoptive Transfer Model by Impairing Migration and Cell Proliferation

•	Egress of CD19+CD5+ Cells Into Peripheral Blood Following Treatment with the Bruton Tyrosine Kinase Inhibitor, PCI-32765, in Mantle Cell Lymphoma Patients

•	Activity of Bruton’s Tyrosine Kinase (Btk) Inhibitor PCI-32765 in Mantle Cell Lymphoma (MCL) Identifies Btk As a Novel Therapeutic Target

The full text of the abstracts are attached to this Current Report on Form 8-K as Exhibits 99.1 , 99.2 , 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8 incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “ Exchange Act ”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Abstract - The Bruton’s Tyrosine Kinase Inhibitor PCI-32765 Is Highly Active As Single-Agent Therapy in Previously-Treated Mantle Cell Lymphoma (MCL): Preliminary Results of a Phase II Trial

99.2
Abstract - The Bruton’s Tyrosine Kinase (BTK) Inhibitor PCI-32765 Induces Durable Responses in Relapsed or Refractory (R/R) Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Follow-up of a Phase Ib/II Study

99.3	Abstract - The Bruton’s Tyrosine Kinase (BTK) Inhibitor PCI-32765 Modulates Chronic Active BCR Signaling and Induces Tumor Regression in Relapsed/Refractory ABC DLBCL

99.4
Abstract - Targeting Bruton’s Tyrosine Kinase with PCI-32765 Blocks Growth and Survival of Multiple Myeloma and Waldenström Macroglobulinemia via Potent Inhibition of Osteoclastogenesis, Cytokines/Chemokine secretion, and Myeloma Stem-like Cells in the Bone Marrow Microenvironment

99.5
Abstract - The Bruton Tyrosine Kinase Inhibitor, PCI-32765, Inhibits Activation and Proliferation of Human Chronic Lymphocytic Leukemia Cells in the NSG Xenograph Mouse Model of the Tissue Microenvironment

99.6	Abstract - Btk Inhibitor, PCI-32765, Delays CLL Progression in a TCL1 Adoptive Transfer Model by Impairing Migration and Cell Proliferation

99.7	Abstract - Egress of CD19+CD5+ Cells Into Peripheral Blood Following Treatment with the Bruton Tyrosine Kinase Inhibitor, PCI-32765, in Mantle Cell Lymphoma Patients

99.8	Abstract - Activity of Bruton’s Tyrosine Kinase (Btk) Inhibitor PCI-32765 in Mantle Cell Lymphoma (MCL) Identifies Btk As a Novel Therapeutic Target

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2011	By:	/s/ Rainer M. Erdtmann
	Name:	Rainer M. Erdtmann
	Title:	Vice President, Finance & Administration and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Abstract - The Bruton’s Tyrosine Kinase Inhibitor PCI-32765 Is Highly Active As Single-Agent Therapy in Previously-Treated Mantle Cell Lymphoma (MCL): Preliminary Results of a Phase II Trial

99.2
Abstract - The Bruton’s Tyrosine Kinase (BTK) Inhibitor PCI-32765 Induces Durable Responses in Relapsed or Refractory (R/R) Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Follow-up of a Phase Ib/II Study

99.3	Abstract - The Bruton’s Tyrosine Kinase (BTK) Inhibitor PCI-32765 Modulates Chronic Active BCR Signaling and Induces Tumor Regression in Relapsed/Refractory ABC DLBCL

99.4
Abstract - Targeting Bruton’s Tyrosine Kinase with PCI-32765 Blocks Growth and Survival of Multiple Myeloma and Waldenström Macroglobulinemia via Potent Inhibition of Osteoclastogenesis, Cytokines/Chemokine secretion, and Myeloma Stem-like Cells in the Bone Marrow Microenvironment

99.5
Abstract - The Bruton Tyrosine Kinase Inhibitor, PCI-32765, Inhibits Activation and Proliferation of Human Chronic Lymphocytic Leukemia Cells in the NSG Xenograph Mouse Model of the Tissue Microenvironment

99.6	Abstract - Btk Inhibitor, PCI-32765, Delays CLL Progression in a TCL1 Adoptive Transfer Model by Impairing Migration and Cell Proliferation

99.7	Abstract - Egress of CD19+CD5+ Cells Into Peripheral Blood Following Treatment with the Bruton Tyrosine Kinase Inhibitor, PCI-32765, in Mantle Cell Lymphoma Patients

99.8	Abstract - Activity of Bruton’s Tyrosine Kinase (Btk) Inhibitor PCI-32765 in Mantle Cell Lymphoma (MCL) Identifies Btk As a Novel Therapeutic Target